May 1, 2011

THE DREYFUS/LAUREL FUNDS, INC.
-DREYFUS BOND MARKET INDEX FUND

Supplement to Prospectus
dated March 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Nancy Rogers and Dawn Guffey serve as the fund’s primary portfolio managers, positions they have held since February 2010 and May 2011, respectively. Ms. Rogers has been employed by The Dreyfus Corporation (Dreyfus) since October 2007, and is a Vice President and Senior Portfolio Manager of Index Strategies for BNY Mellon Cash Investment Strategies (CIS), a division of Dreyfus, and is responsible for the portfolio management of domestic and international index portfolios for Dreyfus. Ms. Rogers has been with The Bank of NewYork Mellon Corporation (BNY Mellon), the parent company of Dreyfus, for 22 years. Ms. Guffey is an Executive Vice President and Chief Investment Officer for short duration and index strategies for CIS, and is responsible for the strategic direction and implementation of strategy decisions for short duration and index portfolios. She has been employed by Dreyfus since January 2009 and has been with BNY Mellon for 26 years.

0310S0511

May 1, 2011

THE DREYFUS/LAUREL FUNDS, INC.
– DREYFUS OPPORTUNISTIC FIXED
INCOME FUND

Supplement to Prospectus
dated March 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Principal Investment Strategy” and “Fund Details-Goal and Approach”:

     Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration, and there are no restrictions on the dollar-weighted average maturity of the fund’s portfolio, the average effective duration of the fund’s portfolio typically will range between zero and seven years.

6148S0511

May 1, 2011

THE DREYFUS/LAUREL FUNDS, INC.
-DREYFUS SMALL CAP FUND

Supplement to Prospectus
dated March 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Investment decisions for the fund are made by a team of portfolio managers. The team members are David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang, each of whom serves as a portfolio manager of the fund.The team has managed the fund since May 2011. Mr. Daglio has been a portfolio manager of the fund since February 2010 and is a senior vice president at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of The Dreyfus Corporation (Dreyfus), where he has been employed since 1998. He has also been employed by Dreyfus since April 2001. Mr. Boyd has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM, where he has been employed since 2005. He has also been employed by Dreyfus since December 2008. Mr. Dutile has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM, where he has been employed since July 2006. Prior to joining TBCAM, Mr. Dutile held several positions at MFS Investments, including heading the firm’s health care research as Global Healthcare Sector Coordinator from May 2004 to June 2006. He has also been employed by Dreyfus since December 2008. Mr. Kang has been a portfolio manager of the fund since May 2011 and is an equity research analyst and portfolio manager atTBCAM, where he has been employed since January 2007. Prior to joining TBCAM, Mr. Kang founded CMK Capital Management, where he managed a long/short hedge fund specializing in consumer, technology and services equities from April 2003 until January 2007. He has also been employed by Dreyfus since May 2011. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

0148S0511

May 1, 2011

THE DREYFUS/LAUREL FUNDS, INC.

-DREYFUS BOND MARKET INDEX FUND

-DREYFUS SMALL CAP FUND

Supplement to Statement of Additional Information

Dated March 1, 2011

The following information supersedes and replaces any contrary information pertaining to Bond Market Index Fund or Small Cap Fund contained in the section of the Statement of Additional Information (the “SAI”) entitled “Management Arrangements – Portfolio Management”:

The portfolio managers for Bond Market Index Fund and Small Cap Fund are as follows:

Fund	Portfolio Managers

Bond Index Fund	Nancy Rogers
Dawn Guffey

Small Cap Fund	David A. Daglio
James Boyd
Dale Dutile
Creighton King

Mses. Rogers and Guffey are employed by Dreyfus. Messrs. Boyd, Daglio, Dutile, and King are employed by Dreyfus and The Boston Company Asset Management, LLC ("TBCAM"). TBCAM is a subsidiary of BNY Mellon and an affiliate of Dreyfus.

The following information supersedes and replaces any contrary information pertaining to Bond Market Index Fund or Small Cap Fund contained in the section of the SAI entitled “Management Arrangements – Additional Information About Portfolio Managers”:

The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Nancy Rogers	2	$2.20 Billion	4	$242 Million	14	$4.37 Billion
Dawn Guffey	0	$0	0	$0	0	$0

David A. Daglio	6	$3.20 Billion	18	$466 Million	25*	$2.69 Billion
James Boyd	6	$3.20 Billion	18	$466 Million	25*	$2.69 Billion
Dale Dutile	6	$3.20 Billion	18	$466 Million	25*	$2.69 Billion
Creighton King	6	$3.20 Billion	18	$466 Million	25*	$2.69 Billion

* Three of the other accounts managed (approximately $609 million in assets) are subject to a performance-based advisory fee.

 None of the accounts, except as otherwise noted, are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows, as of March 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Nancy Rogers	None
Dawn Guffey	None

James Boyd	$10,001-$50,000
David Daglio	None
Dale Dutile	$100,001-$500,000
Creighton King	None